UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 7, 2016
Remark Media, Inc.

Delaware	001-33720	33-1135689
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3960 Howard Hughes Parkway, Suite 900 Las Vegas, NV	89169	702-701-9514
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 7, 2016, Remark Media, Inc. (“we”, “us” or “our”) held our 2016 annual meeting of stockholders (the “2016 Annual Meeting”). At the 2016 Annual Meeting, stockholders approved an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock to 100,000,000, and we filed a Certificate of Amendment to our Amended and Restated Certificate of Incorporation (the “Charter Amendment”) with the Secretary of State of the State of Delaware on June 7, 2016 to reflect this amendment, which became effective immediately upon filing. The foregoing description of the Charter Amendment is qualified in its entirety by reference to the full text of the Charter Amendment, which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 7, 2016, we submitted the following matters to a vote of our stockholders at our 2016 Annual Meeting:

•	the election of five directors to serve until our 2017 annual meeting of stockholders and until their successors are duly elected and qualified;

•	a proposal to ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016;

•
a proposal to approve an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock to 100,000,000 (the “Authorized Shares Amendment”); and

•	a non-binding advisory resolution to approve the compensation of our named executive officers (the “Say-on-Pay Resolution”).

As of April 27, 2016, the record date of the 2016 Annual Meeting, 19,877,654 shares of our common stock were outstanding and eligible to vote.

Our stockholders, by the requisite vote, approved the election of each director nominee, the ratification of the appointment of Cherry Bekaert LLP, the Authorized Shares Amendment and the Say-on-Pay Resolution. The table below presents the number of votes for, against or withheld, as well as the number of abstentions and broker non-votes, as to each such matter, including a separate tabulation with respect to each such nominee for director, as applicable.

	For	Withheld	Broker Non-Votes
Director nominees
Theodore P. Botts	13,256,977	12,549	3,027,126
Robert G. Goldstein	13,259,412	10,114	3,027,126
William W. Grounds	13,255,412	14,114	3,027,126
Jason E. Strauss	13,259,477	10,049	3,027,126
Kai-Shing Tao	12,690,777	578,749	3,027,126

	For	Against	Abstain	Broker Non-Votes
Ratification of the appointment of Cherry Bekaert LLP	16,246,852	42,462	7,338	N/A
Approval of the Authorized Shares Amendment	14,257,676	1,028,264	1,010,712	—
Approval of the Say-on-Pay Resolution	12,245,935	804,470	219,121	3,027,126

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Remark Media, Inc.

Date:	June 8, 2016	By:	/s/ Douglas Osrow
		Name:	Douglas Osrow
		Title:	Chief Financial Officer